John Hancock Funds II

Supplement dated 7-18-2013 to the current Prospectus

Emerging Markets Fund (the “Fund”)

Stephen A. Clark no longer serves as a portfolio manager of the Fund. Accordingly, all references to Stephen A. Clark as a portfolio manager on the investment management team of the Fund are removed from this Fund’s Prospectuses for all share classes of the Fund.

The other portfolio managers of the Fund, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray and Karen E. Umland, CFA continue to manage the Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated 7-18-2013 to the current Class NAV Shares and Class 1 Shares Prospectuses

International Small Company Fund (the “Fund”)

In addition to Karen E. Umland, CFA, Joseph H. Chi, CFA and Jed S. Fogdall, Henry F. Gray is also a portfolio manager responsible for managing the Fund. Accordingly, the following is added to the portfolio manager information in the Fund Summary section of the prospectus under the heading “Management”:

Subadviser	Portfolio Managers

Dimensional Fund Advisors LP	Henry F. Gray. Head of Global Equity Trading and Vice President; managed fund since 2012.

The following information is added to the portfolio manager information in the “Subadvisory Arrangements and Management Biographies” section of the Prospectus under the heading “Dimensional Fund Advisors LP (“Dimensional”)”. Mr. Gray is now listed as Portfolio Manager of the Fund.

Funds	Portfolio Managers
International Small Company Fund	Henry F. Gray

You should read this Supplement in conjunction with the Prospectuses and retain it for future reference.